Master Laboratory Services Agreement

Introduction and Scope

Section 1.	Parties; Defined Terms

1.1
This is an agreement between Eli Lilly and Company, an Indiana corporation (“Lilly”) and Cellular Dynamics International Inc., having its principal place of business at University Research Park, 525 Science Drive, Suite 200, Madison, WI 53711 (“CDI”).

1.2	Other capitalized terms are defined in Exhibit A.

Section 2.	Scope of Agreement

2.1	From time to time during the term of the Master Agreement, CDI and Lilly may enter into Work Orders consistent with A.1.28 for the following types of services or deliverables:

2.1.1	Pre-commercial induced pluripotent stem cell derived cell types.

2.1.2	Induced pluripotent stem cell reprogramming services and resulting custom iPS cell lines.

2.2
Lilly may from time to time request CDI to prepare and submit a Proposal consistent with A.1.28 and signed by an authorized Representative of CDI. Should it choose to comply, CDI bears the expense of preparing and submitting the Proposal. A Proposal becomes a Work Order, and thus part of the Agreement, only if Lilly accepts it by:

2.2.1
Signing the Proposal (or an identical counterpart). Lilly may then issue a purchase order solely for administrative purposes. If so, neither the terms and conditions of the purchase order nor anything else about it affect the agreed Work Order.

2.2.2
Issuing its standard form of purchase order solely for the purpose of accepting the Proposal. Neither the terms and conditions of the purchase order nor anything else about it are part of the Work Order.

2.3
The term of the Master Agreement is from November 22, 2010 through November 21, 2013, unless it is cancelled or terminated earlier. Nonetheless, if any Work Orders are in effect on the day the Master Agreement would otherwise expire, the Master Agreement remains in effect solely for the purpose of those

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Work Orders (and not for the purpose of executing new Work Orders) until their expiration, cancellation, or termination.

2.4
Each Work Order takes effect and expires according to the Project Specifications, unless it is cancelled or terminated earlier. If the Project Specifications do not state when the Work Order takes effect, it takes effect when Lilly accepts the Proposal. If no expiration date is specified, the Work Order expires when the Project is complete. Any individual Work Order may be cancelled or terminated independently of the rest of the Agreement, with any provision of the Agreement relevant to termination or cancellation applying only to that Work Order. Cancellation or termination of the Master Agreement cancels or terminates all Work Orders.

2.5	If a Work Order conflicts with the Master Agreement, the Master Agreement controls over the conflicting provision of the Work Order.

2.6
Except to the extent set forth in a Work Order, CDI has no obligation to provide Lilly, and has no obligation to purchase from CDI, any services or deliverables. Neither party makes any commitment regarding the number of Work Orders that will be established or the quantity or value of Services or Deliverables that will be requested, purchased, or provided under this Master Agreement.

CDI’s Rights and Obligations

Section 3.	CDI’s General Obligations

3.1
CDI will furnish Lilly all Services and Deliverables in accordance with the Project Specifications and will provide everything it needs to furnish such Services and Deliverables except for those responsibilities the Agreement expressly assigns to Lilly.

3.2	CDI will perform all other obligations the Agreement requires it to perform.

3.3
Upon expiration, notice of termination or notice of cancellation of this Agreement and request by Lilly, CDI will cooperate in transferring CDI’s obligations and any work in progress to Lilly or to another supplier.

Section 4.	Compensation

4.1
The Compensation is CDI’s entire recompense for full performance of all of CDIs obligations under this Agreement, with no other amounts owed to CDI by Lilly for labor, materials, expenses, time of staff, overhead, profit, taxes, insurance, or

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other costs of furnishing or use by Lilly or its Affiliates of the Services or Deliverables.

Section 5.	CDIs Representations and Warranties

5.1	CDI represents and warrants that:

5.1.1
Neither CDI nor any other Person who furnishes Services or Deliverables for Lilly or satisfies any other obligation of CDI under the Agreement is prohibited from doing so by any legal obligation or restriction, including any Applicable Law or contractual commitment.

5.1.2
CDI’s performance under this Agreement (including all Services, Deliverables, Work Product and CDI’s employment practices) complies with all Applicable Law and with any relevant description or specification in the Agreement, including the Project Specifications.

5.1.3
Services will be rendered with at least that degree of skill and competence reasonably expected of, and in accordance with any codes of conduct commonly recognized by, Persons who perform similar services in the country in which the Services are performed.

5.1.4
CDI has the right to make any grants of Intellectual Property Rights to the Work Product or Deliverables that it makes or is required to make under the Agreement. Notwithstanding the above, this Section 5.1.4 shall not be construed as providing Lilly any warranty or guarantee of non-infringement of any third party’s rights.

5.1.5
All Services by CDI for non-regulated work under this Agreement will be conducted in accordance with Lilly Good Research Practices. For purposes of this Agreement, Lilly Good Research Practices means the compiled set of shared research quality standards defining how our research laboratories conduct good science for non-regulated work as designated on Exhibit F. Lilly may request that CDI complete a self-assessment examination form based on these quality standards. Alternatively, Lilly may also request an on-site visit for the purpose of conducting a quality assessment and/or quality audit for non-regulated work.

5.1.6
All Services by CDI for regulated work under this Agreement will be conducted in accordance with GLP, GMP, or GCP regulations. Lilly may request that CDI complete a self-assessment examination form based on the quality standards. Alternatively, Lilly may also request an on-site visit

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for the purpose of conducting a quality assessment and/or quality audit for regulated work.

Section 6.	Risk of Loss

6.1
Risk of Loss. Any materials delivered to Lilly under this Agreement will be delivered FOB CDI, Madison, Wisconsin. CDI (or its agent) will retain title and risk of loss or other damage to such materials until such materials are shipped from CDI, Madison, Wisconsin,

Section 7.	CDI’s Invoices

7.1	Schedule. Except to the extent provided by the Project Specifications or the Compensation terms, CDI will submit invoices on the following schedule:

7.1.1	For hourly fees, for unit-based fees, and for reimbursement of expenses: once a month, as accrued or incurred.

7.1.2	For fixed fees: Upon shipment of Pre-Commercial Cell Work Product and Deliverables and upon acceptance by Lilly of the Reprogramming Work Product and Deliverables.

7.2
Form and Supplemental Information. Each invoice submitted by CDI must comply with Lilly’s standard supplier forms and procedures for invoices (as changed from time to time) and published on the internet at http://supplierportal.lilly.com and with any specific requirements in this Agreement. Each invoice will be accompanied by any information required by the Agreement or that Lilly may reasonably request, including detailed information for any amounts of Taxes CDI is collecting from Lilly.

7.3	Currency. Invoices will be stated in United States dollars.
Supplier Diversity Development and Supplier Code of Conduct

7.4
CDI agrees to endeavor to purchase annually (****) percent ((****)%)of its goods and services utilized in furnishing the Services and Deliverables from businesses that fall within one or more of the categories listed in Exhibit D.

7.5
CDI acknowledges that Lilly has adopted a Supplier Code of Conduct based on the Pharmaceutical Industry Principles for Responsible Supply Chain Management. These principles represent high-level expectations of business performance in the areas of ethics, labor, health & safety, environment and related management systems. Together with Lilly’s Quality standards, these principles comprise the high standards Lilly sets for its suppliers and service providers. CDI

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agrees to endeavor to follow Lilly’s Supplier Code of Conduct set forth on the internet at http://supplierportal.lilly.com or as otherwise provided by Lilly. CDI agrees to submit to one (1) audit per calendar year for compliance with these principles, provided that Lilly provides no less than sixty (60) days written notice prior to the audit. Failure to comply in any area will result in a written report and an action plan to bring CDI into compliance.

Section 8.	Debarment and Exclusion from Certain Health Care Programs

8.1	CDI represents that it has not been:

8.1.1	Debarred by the United States Food and Drug Administration under any provision of the Generic Drug Enforcement Act; or

8.1.2
Excluded by the Office of the Inspector General of the United States Department of Health and Human Services, or by any other authority, from participating in any health care program (such as Medicare or Medicaid) funded by any Governmental Authority.

8.2	CDI agrees that no Person who has been debarred or excluded as described above will furnish any of the Services or Deliverables or perform any of CDI’s obligations under the Agreement.

8.3	CDI will immediately notify Lilly in writing (with a copy to Lilly’s legal counsel) of any actions taken or proceeding pending that threatens or confirms a debarment or exclusion of any such Person.

Section 9.	CDI’s Right to Cancel

9.1
CDI may cancel this Agreement for any reason including convenience by written notice to Lilly. Cancellation will be effective thirty (30) days after receipt of the notice or on a later date if the notice so specifies.

9.2
In the event of such cancellation, Lilly’s obligation to compensate CDI is reduced to the portion of the Compensation corresponding to Services and Deliverables properly furnished prior to cancellation, with the calculation of the amount of the reduction consistent with the provisions of this Agreement establishing the amount of Compensation.

Lilly’s Rights and Obligations

Section 10.	Lilly’s General Obligations

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10.1	Lilly will pay CDI the Compensation according to the terms of this Agreement.

10.2	Lilly will perform any obligations expressly assigned to it in the Project Specifications or elsewhere in the Agreement.

Section 11.	Payment

11.1
Payment Terms. Payment will be due sixty (60) days after Lilly’s Accounts Payable Department receives an invoice that complies with the requirements of this Agreement, except that Lilly may withhold payment of any amount that it may reasonably dispute in good faith until such dispute is resolved. Payment by electronic transfer will be made on the payment date. Payment by check will be mailed on the payment date.

11.2	Currency. Payment will be in United States dollars.

Section 12.	Lilly’s Right to Cancel

12.1
Lilly may cancel this Agreement for any reason including convenience by written notice to CDI. Cancellation will be effective thirty (30) days after receipt of the notice or on a later date if the notice so specifies.

12.2
In the event of such cancellation, Lilly’s obligation to compensate CDI is reduced to the portion of the Compensation corresponding to Services and Deliverables properly furnished prior to cancellation, with the calculation of the amount of the reduction consistent with the provisions of this Agreement establishing the amount of Compensation.

Information and Property Rights

Section 13.	Rights to Work Product and Deliverables

13.1	Existing Intellectual Capital

13.1.1
Definition. For purposes of this Section, “existing intellectual capital” means any Intellectual Property invented, created, developed, or acquired by a party outside the course of its performance under the Agreement.

13.1.2
Ownership. Each party shall retain ownership of its existing intellectual capital and neither party shall acquire any rights in the other party’s existing intellectual capital by virtue of the Agreement or performance hereunder, other than the limited license rights granted herein.

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13.1.3
License. Subject to Sections 13.2.2 and 13.3, each party hereby grants to the other party a non-transferable, non-exclusive, world-wide, royalty-free license to use the party’s existing intellectual capital as and solely to the extent necessary to perform the other party’s obligations under the Agreement.

13.2	Pre-commercial Cell Types

13.2.1
Ownership. Unless otherwise set forth herein or in the applicable Work Order, Pre-Commercial Cell Work Product and Deliverables, including but not limited to any Intellectual Property Rights embodied in such Pre-Commercial Cell Work Product and Deliverables, shall be owned by CDI and/or Lilly as follows:

(a)	Pre-Commercial Cell Work Product and Deliverables incorporating or relating primarily to Lilly’s existing intellectual capital shall be owned solely by Lilly.

(b)
Pre-Commercial Cell Work Product and Deliverables incorporating or relating primarily to CDI’s existing intellectual capital, including but not limited to reanimation or thawing of cells, cell functionality, cell differentiation, cell plating, cell improvement assays, cell reprogramming, or protocols relating to any of the same, shall be owned solely by CDI.

(c)
Pre-Commercial Cell Work Product and Deliverables not described in (a) or (b) of this Section shall be owned, solely or jointly, by the party or parties that employ or otherwise control the inventors or creators of the Pre-Commercial Cell Work Product and Deliverables.

13.2.2
License. CDI hereby grants to Lilly and its Affiliates a non-transferable, non-exclusive, world-wide, royalty-free license to use the Pre-Commercial Cell Work Product and Deliverables owned by CDI solely to the extent necessary to perform as permitted herein and in Lilly’s obligations under the Agreement and solely as necessary for use of the Pre-Commercial Cell Work Product and Deliverables for internal research purposes accordance with the use restrictions set forth herein and in the applicable Work Order. The license granted herein does not imply or convey the right to use the Pre-Commercial Cell Work Product and Deliverables in combination with any other product(s) whose manufacture, sale, or use is covered by any patent.

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13.2.3
Use Restrictions. Unless otherwise set forth in the applicable Work Order, the following restrictions apply to use of the Pre-Commercial Cell Work Product and Deliverables: (a) the Pre-Commercial Cell Work Product and Deliverables must be used in accordance with CDI’s User’s Guide, if any; if there is no User’s Guide, then the Pre-Commercial Cell Work Product and Deliverables must be used in accordance with CDI’s instructions for the same; (b) Lilly shall not transfer the Pre-Commercial Cell Work Product and Deliverables to any third party without CDI’s prior written consent; except that CDI may directly ship the Pre-Commercial Cell Work Product and Deliverables to a third party on behalf of Lilly for work solely on a Lilly project under Lilly’s direction; (c) Lilly shall not reverse engineer, modify or otherwise alter the Pre-Commercial Cell Work Product and Deliverables in any way without CDI’s prior written consent; (d) Lilly shall not use the Pre-Commercial Cell Work Product and Deliverables in humans, in clinical trials or for diagnostic purposes involving human subjects, nor for any purpose in contravention of any applicable law, regulation, ordinance, or institutional review board approved protocol.

13.3	iPS Reprogramming Services

13.3.1
Ownership. Unless otherwise set forth herein or in the applicable Work Order, Reprogramming Work Product and Deliverables, including but not limited to any Intellectual Property Rights embodied in such Reprogramming Work Product and Deliverables, shall be owned by CDI and/or Lilly as follows:

(a)	Reprogramming Work Product and Deliverables created under the Work Order or related to CDIs existing intellectual capital shall be owned by CDI;

(b)
Reprogramming Work Product and Deliverables created by Lilly pursuant to the license granted to Lilly in this Section 13.3 of the Agreement and unrelated to CDI’s existing intellectual capital shall be owned by Lilly.

13.3.2
License. The Reprogramming Work Product and Deliverables and the methods used by CDI to create them are covered by certain pending patents and other intellectual property owned or licensed by CDI. CDI grants Lilly a limited license to use the Reprogramming Work Product and Deliverables solely for Lilly’s internal life science research in accordance with the terms of this Agreement and subject to the use restrictions in this Section 13.3 and the applicable Work Order. No other license or right,

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express or implied, in or to the Reprogramming Work Product and Deliverables or the methods used to create them or other CDI existing intellectual property is conveyed by the delivery of the Reprogramming Work Product and Deliverables or the parties’ performance under this Agreement. Lilly may transfer the Reprogramming Work Product and Deliverables to a third party for use on Lilly’s projects under Lilly’s direction. Lilly will require the third party to return or destroy the remaining Reprogramming Work Product and Deliverables upon completion of the project.

13.3.3
Use Restrictions. The Reprogramming Work Product and Deliverables may be used for Lilly’s internal life science research purposes only. Lilly shall not reverse engineer, modify or otherwise alter the Reprogramming Work Product and Deliverables in any way, except that Lilly may differentiate the iPS cell lines using publicly available differentiation methods or methods developed by Lilly. Lilly shall not use CDI’s patented and/or proprietary methods for differentiation of the iPS cell lines, and no license to use such methods is conveyed herein. No right to make, have made, offer to sell, or sell the Reprogramming Work Product and Deliverables by Lilly is implied by the sale or delivery of the Reprogramming Work Product and Deliverables from CDI. The license granted herein does not imply or convey the right to use the Reprogramming Work Product and Deliverables in combination with any other product(s) whose manufacture, sale, or use is covered by any patent. Lilly shall not use the Reprogramming Work Product and Deliverables in humans, in clinical trials or for diagnostic purposes involving human subjects, nor for any purpose in contravention of any applicable law, regulation, ordinance, or institutional review board approved protocol.

13.4	Disclosure and Assistance

13.4.1
Each party shall promptly disclose to the other party all Work Product and Deliverables, including any Intellectual Property Rights embodied therein, made or discovered as a result of the Agreement and, where applicable, shall perform, or shall ensure that its employees, agents and consultants perform any and all acts necessary and execute any and all documents to assist the parties in perfecting the title to any rights including Intellectual Property Rights to the Work Product and Deliverables as provided for above.

13.5	Third Party Intellectual Property

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13.5.1
If the Work Product or Deliverables incorporate any Intellectual Property owned or controlled by a third party, CDI shall provide Lilly with written notice of any such Intellectual Property and any restrictions accompanying Lilly’s use of such Intellectual Property in the applicable Work Order.

13.6	Prior Agreements

13.6.1
If the Work Product or Deliverables incorporate any Intellectual Property (including software) that Lilly has purchased or licensed from CDI specifically for the Project pursuant to another written agreement (or pursuant to another provision of this Agreement), then such other agreement or provision shall control each party’s rights with respect to such Intellectual Property.

Section 14.	Laboratory Samples

14.1
For the purpose of this Section, “laboratory samples” means any proprietary device, compound, substance, or mixture of compounds or substances (and any derivative of such a compound, substance, or mixture of compounds or substances):

14.1.1	that Lilly furnishes CDI for any purpose related to the Agreement (such as research Compounds, reference standards, reagents, or specimens).

14.2	Lilly will be the sole owner of any and all laboratory samples.

14.3
Lilly warrants that it has all rights and permission required, including permission from the third party donor if applicable, to provide laboratory samples to CDI for the iPS reprogramming services contemplated in the Agreement.

14.4	CDI will dispose of any waste generated from CDI’s possession of the laboratory samples in accordance with Applicable Law and the other provisions of the Agreement.

14.5	To avoid misunderstanding, CDI acknowledges that:

14.5.1	All laboratory samples in the possession of CDI arc subject to the provisions of Section 15.

14.5.2
Information regarding the laboratory samples (including the identity, description, and properties of any laboratory samples and any information that CDI acquires from its processing, study, use, or handling of the laboratory samples) is Lilly’s Confidential Information, provided it satisfies the definition of Confidential Information.

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Section 15.	CDI’s Possession of Lilly’s Property

15.1
As used in this Section, “property” means property of any form other than real property, including Records and Intellectual Properly. In the course of their relationship under this Agreement, CDI may have Lilly’s property in its possession. CDI will retain Lilly’s property and will exercise appropriate care toward it to protect against damage, destruction, loss, unauthorized use, or unauthorized disclosure, but in no event will CDI exercise a lower degree of care in safeguarding Lilly’s property than CDI uses in safeguarding its own property of a similar nature.

15.2	CDI will neither encumber Lilly’s property nor use it for any purpose other than the performance of its obligations under this Agreement.

15.3	CDI will promptly notify Lilly of any loss or damage to Lilly’s property in its possession.

15.4
CDI will neither dispose of Lilly’s property nor transfer possession of it to anyone else except in accordance with this Agreement. CDI will follow Lilly’s written instructions for disposition of any of Lilly’s property (including any Records that are Lilly’s property) in CDI’s possession. Such disposition may include destruction, delivery to Lilly, or delivery to another destination of Lilly’s choosing. For the purpose of Electronic Records, “delivery” includes an electronic transmission of the Record or the delivery of the Record stored on an appropriate physical medium; and ‘destruction” includes the destruction of the physical medium on which a Record is stored or the complete and permanent removal of a Record from its storage medium.

15.5
At any time upon receipt of written instructions for the disposition of its property, CDI will deliver to Lilly all of Lilly’s property in its possession and will destroy any residual Electronic Records that are Lilly’s property. If Lilly does not furnish written instructions, CDI will destroy all samples and iPS custom cell lines made for Lilly three (3) years after creation. CDI will destroy written Records in accordance with its regular practices.

15.6	Despite anything to the contrary in this Agreement, CDI may make and retain one (1) Record of any written Work Product or Deliverables solely for its legal archives.

Section 16.	Lilly’s Confidential Information

16.1
The parties anticipate that CDI has already or may acquire or have access to Lilly’s Confidential Information, including but not limited to the following types: research and development plans and results; new compounds and processes;

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evaluation procedures; computer information and software; special techniques unique to Lilly’s business; information subject to a right of privacy; and information Lilly maintains under a system of protection against unauthorized access.

16.2	CDI will neither:

16.2.1	disclose Lilly’s Confidential Information except as authorized below or by Lilly in writing; nor

16.2.2	use Lilly’s Confidential Information for any purpose other than the purpose of this Agreement.

16.3	CDI may disclose Lilly’s Confidential Information:

16.3.1
To its Representatives and to its Affiliates, Subcontractors, and their respective Representatives who need to know the information for the purpose of this Agreement and who have contractual obligations that prohibit any disclosure and use of Lilly’s Confidential Information prohibited by this Agreement. CDI is responsible to Lilly for any unauthorized disclosure or use of Lilly’s Confidential information by CDI’s Representatives.

16.3.2	To the extent compelled by Applicable Law. If permitted by Applicable Law, CDI will give Lilly reasonable advance notice of the disclosure.

16.3.3
In communications to its attorneys or accountants who have a professional obligation to maintain such information in confidence. CDI is responsible to Lilly for disclosure or use by any such persons of Lilly’s Confidential Information not authorized by Lilly.

16.4
Promptly upon termination, expiration, or cancellation of this Agreement, CDI will destroy all Records of Lilly’s Confidential Information in CDI’s possession or control that are not Lilly’s property. (Records that are Lilly’s property are addressed in Section 15.) For the purpose of Electronic Records, “destroy” includes destroying the physical medium on which a Record is stored or completely and permanently removing a Record from its storage medium.

16.5	Despite anything to the contrary in this Agreement, CDI may make and retain one (1) Record of Lilly’s Confidential Information solely for its legal archives.

16.6
The prohibitions on disclosure and use of Lilly’s Confidential Information survive for five (5) years after expiration, termination, or cancellation of this Agreement. The foregoing notwithstanding, the restrictions on prohibition or use of Lilly’s

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Trade Secrets survive for as long as the information satisfies the definition of Trade Secret, provided that Lilly informs CDI in writing at the time of disclosure that the information constitutes a Trade Secret.

Section 17.	CDI’s Confidential Information

17.1
The parties anticipate that Lilly may acquire or have access to CDI’s Confidential Information including but not limited to the following types: research and development plans and results; new processes; evaluation procedures; pricing or cost; computer information and software; special techniques unique to CDI’s business; and information CDI maintains under a system of protection against unauthorized access.

17.2	Lilly will neither:

17.2.1	disclose CDI’s Confidential Information except as authorized below or by CDI in writing; nor

17.2.2	use CDI’s Confidential Information for any purpose other than the purpose of this Agreement.

17.3	Lilly may disclose CDI’s Confidential Information:

17.3.1
To its Representatives and to its Affiliates, independent contractors, and their respective Representatives who need to know the information for the purpose of this Agreement and who have contractual obligations that prohibit any disclosure and use of CDI’s Confidential Information prohibited by this Agreement. Lilly is responsible to CDI for any unauthorized disclosure or use of CDI’s Confidential Information by any such Persons.

17.3.2	To the extent compelled by Applicable Law. If permitted by Applicable Law, Lilly will give CDI reasonable advance notice of the disclosure.

17.3.3
In communications to its attorneys or accountants who have a professional obligation to maintain such information in confidence. Lilly is responsible to CDI for disclosure or use by any such Persons of CDI’s Confidential Information not authorized by CDI.

17.4	Despite anything to the contrary in this Agreement, Lilly may make and retain one (1) Record of CDI’s Confidential Information solely for use in its legal archives.

17.5	The prohibitions on disclosure and use of CDI’s Confidential Information survive for five (5) years after expiration, termination, or cancellation of this Agreement.

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The foregoing notwithstanding, the restrictions on prohibition or use of CDI’s Trade Secrets survive for as long as the information satisfies the definition of Trade Secret, provided that CDI informs Lilly in writing at the time of disclosure that the information constitutes a Trade Secret.

Section 18.	Records and Audits

18.1
Records That Must Be Created and Maintained. At its own expense, CDI will create and maintain all Records: (i) required by this Agreement and Applicable Law that relate to this Agreement and to CDI’s performance under this Agreement; (ii) sufficient to demonstrate that any and all amounts invoiced to Lilly under this Agreement are accurate and proper in both kind and amount; (iii) sufficient to demonstrate the accuracy of any representations or reports submitted to Lilly under this Agreement; and (iv) sufficient to enable Lilly to comply with Applicable Laws and other legal obligations, to the extent that CDI has or reasonably should have knowledge of those Applicable Laws and other legal obligations.

18.2
Record Retention Periods. CDI will maintain all of the Records listed above for the longest of the following retention periods that applies: (i) any period prescribed by Applicable Law or stated expressly in this Agreement; (ii) for Records related to invoices, for three (3) years after payment of the invoice by Lilly; (iii) for Records related to reports submitted to Lilly, for three (3) years after the report is submitted; and (iv) for all Records not addressed by one of the above, for three (3) years after the term of this Agreement.

18.3
Access to Records. Subject to Section 18.8 and 18.9 below, at no additional cost to Lilly, CDI will allow Lilly to inspect once per year during the term of the Agreement (and, upon request and at Lilly’s cost, CDI will furnish copies of) Records CDI is required to create or maintain under this Agreement for the purposes of evaluating and verifying: (i) compliance with the requirements of this Agreement; (ii) compliance with Applicable Law related to this Agreement or to CDI’s performance under this Agreement; (iii) the accuracy and propriety of any invoice submitted to Lilly; and (iv) the accuracy of any representations or reports submitted to Lilly.

18.4
Access to Facilities. Once per calendar year, at reasonable times and with not less than sixty (60) days written notice, Lilly may enter and inspect any premises where Records are maintained or Services are performed as Lilly deems necessary to accomplish the evaluations and verifications described in the preceding Section 18.3, Access to Records. CDI will cooperate with Lilly to facilitate the evaluation and inspection, and provide reasonable assistance to Lilly. Lilly will reasonably cooperate with CDI to mitigate disruption to CDI’s operations. In the event that

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Records are maintained, or Lilly’s property is kept at premises that CDI does not control, CDI will secure rights of entry and inspection sufficient to allow Lilly to exercise its rights under this Section.

18.5
Lilly Employees and Designees. Lilly, its employees, or designees may exercise Lilly’s rights of entrance and inspection under this Section. Examples of Persons that Lilly may designate include Lilly’s independent auditors and representatives of Government Authorities having jurisdiction over Lilly or its activities related to this Agreement.

18.6
Records Generated Electronically. For Records generated by Electronic databases, spreadsheets, programs or the like, Lilly’s rights to access and inspection under this Section extend to the database, spreadsheet or program that generated the Record as well as the Record itself.

18.7
Records Subject to Other Provisions of this Agreement. Some Records required by this Section may also fall within the definition of Work Product, Deliverables or CDI Intellectual Capital. CDI’s obligations under this Section do not diminish CDI’s other obligations toward, or Lilly’s property rights to, such Records. CDI’s obligations to maintain Records under this Section are extinguished to the extent that CDI properly satisfies another obligation in this Agreement to deliver or to dispose of such Records.

18.8	Audit Expenses. Lilly will pay its own expenses for any inspection of the Records or CDI’s premises.

18.9
Audit Expenses. However, if in any audit, Lilly determines that material issues exist that result or resulted in an overcharge of 5 percent (5%) or more of the invoiced amount for the audited period, CDI will, within thirty (30) days, reimburse Lilly for its out-of-pocket costs incurred in conducting the audit, in addition to any remedies that Lilly may have for the overcharge (such as a refund). This Section is intended as a fair allocation of audit expenses, not as damages or a penalty.

18.10
Notice of Inspections. CDI shall provide Lilly with immediate notice of any governmental or regulatory review, audit or inspection of its facility, processes, or products that might relate to the materials, Deliverables, Services or Products furnished to Lilly under this Agreement. Supplier shall provide Lilly with the results of any such review, audit or inspection. Lilly shall be given the opportunity to provide assistance to CDI in responding to any such review, audit or inspection.

Section 19.	Nondisclosure, Publicity, and Use of Lilly Name or Trademarks

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19.1
Except as required by Applicable Law, CDI will not disclose any information about this Agreement, including its existence, without Lilly’s consent. Notwithstanding the foregoing or anything to contrary in this Agreement, CDI may disclose the existence, terms and conditions of this Agreement to any investors or potential investors, financing sources, or acquirers and their respective advisers; provided that each of such parties is bound to maintain the confidentiality of such information.

19.2
CDI will not use the name of Lilly, any Lilly employee or any Lilly product or service in any press release, advertising or materials distributed to prospective or existing customers, annual reports or any other public disclosure, except with Lilly’s prior written authorization or as required by Applicable Law. To the extent allowed by Applicable Law, CDI will provide copies of any proposed disclosure for prior review and comment by Lilly’s external corporate communications (public relations) department no less than ten (10) days prior to disclosure. Under no circumstances will CDI use the Lilly logo or other trademark in any such materials or disclosures.

19.3	In no event will CDI:

19.3.1	represent, directly or indirectly, that any product or service provided by CDI has been approved, recommended, certified or endorsed by Lilly; or

19.3.2	use Lilly’s name, logo, or other trademarks on any business cards, letterhead, or similar materials.

19.4	Lilly may, in its sole discretion, revoke any authorization or consent given under this Section. Such revocation shall be prospective only.

19.5
Notwithstanding anything to the contrary in the Agreement, CDI shall have the right to use, disclose and publish data that relates to the use, function, and characterization of the public compounds tested under the Agreement, and data relating to cell performance characteristics in the environments tested under the Agreement without Lilly’s prior written consent; provided that, it shall not identify Lilly within the Publication.

Risk Allocation

Section 20.	Breach and Remedies

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20.1	Subject to Section 24, the naming of a specific remedy does not preclude any other remedy unless the Agreement clearly states that the specified remedy is the sole or exclusive remedy.

20.2
Either party may terminate this Agreement or any Work Order hereunder for material breach by written notice to the breaching party (with a copy to the breaching party’s legal counsel). Termination will be effective thirty (30) days from the date of the written notice unless the breaching party cures the material breach within such thirty (30) day period, or as otherwise set forth in the termination document.

20.2.1
Termination for Insolvency. Lilly may elect to immediately terminate this Agreement in the event of a commencement by CDI of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or the entry of a decree or order for relief in respect of CDI in a case under any such law or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of CDI, or for any substantial part of the property of CDI, or ordering the wind-up or liquidation of the affairs of CDI; or the filing and pendency for thirty (30) days without dismissal of a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law; or the making by CDI of any general assignment for the benefit of creditors; or the failure of CDI generally to pay its debts as such debts become due; or the taking of action by CDI in furtherance of any of the foregoing.

20.3
The parties acknowledges that monetary damages are inadequate to protect the parties from a breach or threatened breach of the parties’ duty to protect the Confidential Information of the other party and that any such breach will cause irreparable harm. Accordingly, a party may seek an injunction restraining any breach or threatened breach without having to prove the inadequacy of monetary damages or irreparable harm.

Section 21.	Insurance

21.1	CDI will satisfy the requirements of Exhibit E.

Section 22.	Indemnification

22.1	Subject to Section 23 and Section 24 below, CDI will indemnify and defend Lilly and its Affiliates against any and all Losses pursuant to third-party Claims to the extent arising from:

22.1.1	Any breach of CDI’s obligations under this Agreement.

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22.1.2	Any Fault of CDI or its Affiliates.

22.1.3	Any Fault incident to this Agreement on the part of CDIs Representatives, or its Affiliates’ Representatives, or its Subcontractors, or its Subcontractor’s Representatives.

22.1.4
Any Claim that the Lilly’s use of the Services, Work Product, or Deliverables infringes the intellectual Property Rights of another Person; provided that no indemnification shall be due hereunder if a Claim is based on, in whole or in part, the alteration of the Services, Work Product, or Deliverables in a manner not approved by CDI or the combination, operation, or use of the Services, Work Product, or Deliverables with third-party devices, materials, parts, or software and documentation not approved by CDI.

Section 23.	Exclusion of Certain Damages

23.1
No Consequential Damages. Neither party (nor any of its Affiliates) is required to pay, to indemnify, or shall have any liability, to any Person for, consequential, indirect, incidental, punitive, or special damages, including loss of revenues and lost profits, arising from or relating to this Agreement.

Section 24.	Liability Cap for Breach and Indemnification

24.1
Neither party is obligated to pay to the other party or to any Person any damages, expenses or other costs or liabilities (regardless of the form of action) incident or related to this Agreement or any Work Plan executed hereunder (pursuant to any indemnity, breach hereof, or otherwise) any amount that exceeds in the aggregate of all such damages and indemnity two million dollars ($2,000,000).

General Terms and Conditions

Section 25.	Compliance with Law, Regulations and Lilly Policies

25.1
In the performance of its Services and obligations under this Agreement, Supplier shall comply with all Applicable Laws, regulations, Lilly policies and professional standards, including, but not limited to;

25.1.1
Applicable provisions of the Anti-Bribery Commitments for Lilly Procurement Contracts as revised by Lilly from time to time and published at http://supplierportal.lilly.com or otherwise made available to Supplier;

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25.1.2	Applicable provisions of Lilly’s Vendor Privacy Standard as revised by Lilly from time to time and published at http://supplierportal.lilly.com or otherwise made available to Supplier;

25.1.3
Any instructions or polices set forth by Lilly which relate to compliance by Lilly or its Affiliates with any US or other Government Authority mandates, settlements or adjudications, including the Corporate Integrity Agreement (the “CIA”) between Lilly and the Office of Inspector General, US Department of Health and Human Services, dated January 14, 2009, and any disclosure requirements set forth thereunder;

25.1.4	All the requirements of this Section are in addition to all of Supplier’s other obligations under this Agreement.

Section 26.	Taxes

26.1
Payment of Taxes. Each Party will be responsible for its own taxes, including Property Taxes on property it owns or leases, Income Taxes on its business and, any other Taxes incurred by such Party in connection with its business and with performing its obligations hereunder. Lilly will be responsible for any Transaction Taxes properly collectible from Lilly under Applicable Law. CDI will be responsible for payment of any Transaction Taxes that are, under Applicable Law, properly borne by CDI. The calculation of Taxes shall not include, and Lilly shall not pay, any Taxes that are related to intra-corporate transfers or intermediate supplies of the Services between CDI and its Affiliates or between CDI’s Affiliates and related entities

26.2
Recoverable Taxes. If any Governmental Authority refunds any Transaction Tax to CDI which Lilly or its Affiliates originally paid to CDI in accordance with the Section above, or if CDI otherwise becomes aware that any such Transaction Tax was incorrectly and/or erroneously collected from Lilly or its Affiliates and CDI receives an economic benefit (such as an audit offset) as the result of incorrectly and/or erroneously receiving such collected Transaction Taxes from Lilly, then CDI shall promptly remit to Lilly the amount of refund or Transaction Tax erroneously or incorrectly collected.

26.3
Withholding Taxes. If any payments made by the Parties under this Agreement become subject to withholding Taxes under Applicable Laws of any state, federal, provincial or foreign government, each Party shall be authorized to withhold such Taxes as are required under Applicable Law, pay such Taxes to the appropriate Government Authority, and remit the balance due to the other Party net of such Taxes. The Party paying the taxes to the Government Authority shall secure and deliver to the other Party an official receipt for Taxes paid.

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26.4
Taxes Due to Relocation of Services. If any Transactional Taxes are assessed on the provision of the Services for a particular site as a result of CDI’s relocating or rerouting the delivery of Services or Deliverables for CDI’s convenience to, from or through a location other than the CDI’s location used to provide the Services as of the Effective Date of the Agreement shall be borne by CDI.

26.5
Tax Documents and Information. The Parties agree to fully cooperate with each other to enable each Party to more accurately determine its own Tax liability and to minimize such liability to the extent legally permissible and administratively reasonable. Each Party shall provide and make available to the other Party any documents and information related to the providing Party’s performance of its obligations under this Agreement, including, but not limited to, exemption certificates, resale certificates, and information regarding out of state or out of country sales or use of equipment, materials or services reasonably requested by the other Party to support the provisions of this Section, including the appropriate organization of invoice formats and supporting documents to allow maximization of reclamation of VAT and other Transaction Taxes paid by Lilly.

26.6
Tax Filings. Each Party represents, warrants, and covenants that it will file appropriate tax returns and pay applicable Taxes owed and arising from or related to the provision of the Services and Deliverables in applicable jurisdictions.

26.7
The Parties agree that Lilly has the beneficial right to claim any research and development tax credits related to this Agreement and CDI shall use all reasonable efforts in assisting Lilly to make such claims; provided, however, that Lilly shall have no right to claim in any taxable year any research and development tax credit under Section 41 or 45C of the Internal Revenue Code of 1986, as amended (the “Code”), for expenses taken into account by CDI under Section 48D of the code for that taxable year.

Section 27.	Independent Contractor

27.1
In performing its obligations under this Agreement, CDI acts solely as an independent contractor. This Agreement does not create a partnership, joint venture, or any similar relationship between Lilly and CDI. Neither CDI nor Lilly has any authority:

27.1.1	to bind, incur any liability on behalf of, or otherwise commit the other or;

27.1.2	to act in any other manner as agent or representative of the other.

27.2
Neither CDI, its Affiliates, its Subcontractors, nor any of their Representatives are employees of Lilly for any purpose. Lilly will not withhold any taxes, pay any Social Security taxes, pay unemployment compensation, furnish worker’s

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compensation insurance, or provide any employment benefits for CDI, its Affiliates, its Subcontractors or any of their Representatives.

Section 28.	Delegation and Assignment

28.1	Neither party may assign its rights or delegate its obligations under the Agreement except that:

28.1.1	Property rights acquired under the Agreement may be freely assigned unless the Agreement expressly prohibits the assignment.

28.1.2	Accounts receivable may be assigned in accordance with Applicable Law.

28.1.3
CDI may engage one or more Subcontractors to perform its obligations under the Agreement, but only with Lilly’s prior written consent; however, CDI will remain fully responsible to Lilly for the performance of all obligations delegated to the Subcontractor.

28.1.4	Lilly may assign any or all of its rights or delegate any or all of its obligations under the Agreement to any of its Affiliates.

Section 29.	Severability

29.1
If a provision of this Agreement is held to be unenforceable, the other provisions will remain in effect. If possible, the offending provision will be modified to the slightest degree necessary to make it enforceable, remaining as close as possible to the parties’ original intent for the provision. If not possible, the offending provision will be stricken.

Section 30.	Contract Interpretation

30.1	The meaning of a provision of this Agreement will be considered in context with other Provisions of the Agreement.

30.2	The following principles apply to the construction of this Agreement unless the construction is plainly contrary to the intent of the parties:

30.2.1	“Including” means “including but not limited to.”

30.2.2	Language that has a generally prevailing meaning is given that meaning unless the Agreement expressly assigns a different one.

30.2.3	Technical terms used in the technical field of the subject of the Agreement are given their technical meaning.

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30.2.4	Singular words may be treated as plural, and plural words may be treated as singular.

30.2.5	The masculine gender may be treated as feminine, and the feminine gender may be treated as masculine.

30.3
In computing any period of time under this Agreement, the day of the act, event, or default from which the designated period of time begins to run is not included. If the Agreement specifies that a period is to run for a certain number of business days, only business days are included in the count, and the period may not end on any other day.

Section 31.	Choice of Law

31.1	This Agreement will be governed in all respects by the laws of Indiana, excluding its rules on conflict of law.

Section 32.	Survival

32.1
The expiration, termination or cancellation of this Agreement will not extinguish the rights of either party that accrue prior to expiration, termination or cancellation or any obligations that extend beyond termination, expiration or cancellation, either by their inherent nature or by their express terms.

Section 33.	No Waiver

33.1	No provision of this Agreement is waived unless the waiver is in writing and signed by the party granting the waiver.

33.2	No delay in exercising any right, power or privilege under this Agreement will operate to waive completely or partially any present or future exercise of that right, power or privilege.

Section 34.	Notice

34.1	Unless specifically directed otherwise in the Agreement, whenever written notice is required by this Agreement, it must be delivered to address indicated below by:

34.1.1	Certified mail, postage pre-paid, return receipt requested;

34.1.2	Hand delivery;

34.1.3	Commercial overnight delivery service such as Federal Express or United Parcel Service;

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34.1.4	Email; or

34.1.5	Facsimile.

34.2	Either party may change its address for notices by written notice to the other.

34.3	Notice is effective when received. If delivery of any written notice under this Agreement cannot be made despite the exercise of diligent efforts, the requirement to give notice is excused.

Address for Notices to Lilly:	Address for Notices to Lilly’s Legal Counsel (if required):
Eli Lilly and Company Lilly Corporate Center Indianapolis, IN 46285 Attention: LRL Procurement Telephone: (317) 276-2000 Facsimile: (317) 277-2404	Eli Lilly and Company Lilly Corporate Center Indianapolis, IN 46285 Attention: Legal-Commercial Transactions Telephone: (317) 276-2000 Facsimile: (317) 433-6610

Address for Notices to CDI:	Address for Notices to CDI’s Legal Counsel:
Cellular Dynamics International Inc. University Research Park 525 Science Dr. Suite 200 Madison, WI 53711 Chris Parker, COO	Godfrey & Kahn, S.C. One East Main Street Suite 500 Madison, WI 53703 Attention: Rochelle Klaskin, Esq

Section 35.	Integration and Amendments

35.1
This Agreement, its exhibits and attachments are the final, complete and exclusive expression of all the statements, promises, terms and conditions within its scope and supersedes any prior written or oral agreements within its scope. In making the Agreement, neither party relies on any promise or statement made by the other party, other than those contained in the Agreement, its exhibits or attachments.

35.2
No amendment to this Agreement will be binding on either party unless it is in writing and signed by each party or executed in another manner expressly provided by this Agreement. Such an amendment does not require the consent or agreement of any third party, even if the third party is beneficiary of this Agreement.

35.3	In the event of a conflict between the provisions of the exhibits or the attachments to this Agreement and the provisions of this Agreement itself, the conflicting

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provision(s) of the Agreement shall control over the language in the exhibit or attachments, unless otherwise agreed by the parties.

Section 36.	Signatures

36.1
This Agreement is legally binding when, but not until, each party has received from the other a counterpart of the Agreement signed by an authorized Representative. The parties’ representatives may sign separate, identical counterparts of this document; taken together, they constitute one agreement. A signed counterpart may be delivered by any reasonable means, including facsimile or other Electronic transmission.

ELI LILLY AND COMPANY

By:/s/ John Corr

Name: John Corr

Title: Procurement Director

Date: 11/29/10

CELLULAR DYNAMICS INTERNATIONAL, INC.

By:/s/ Christopher J. Parker

Name: Christopher J. Parker

Title: Chief Commercial Officer
    Cellular Dynamics International

Date: 11-22-10

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Exhibit A Definitions

A.1	Capitalized Terms

A.1.1	“Affiliate” of a party means any entity that controls, is controlled by, or is under common control with that party. One entity is deemed to control the other if and only if it directly or indirectly:

A.1.1.1	owns more than fifty percent (50%) of the equity in the other; or

A.1.1.2	controls more than fifty percent (50%) of the voting rights of the other.

A.1.2	“Agreement” includes the Master Agreement and any Work Orders.

A.1.3
“Applicable Law” means any statute, law, treaty, rule, code, ordinance, regulation, permit, interpretation, certificate, judgment, decree, injunction, writ, order, subpoena, or like action of a Governmental Authority that applies, as the context requires, to (i) the Agreement, (ii) the performance of obligations or other activities related to the Agreement, (iii) a party, a party’s Affiliates (if any), a party’s Subcontractors (if any), or to any of their Representatives.

A.1.4	“Claim” includes claims, demands, lawsuits, administrative proceedings or similar actions.

A.1.5
“Compensation” means (i) the amount of compensation set forth in any Work Orders plus (ii) to the extent another term of the Agreement expressly requires Lilly to bear (or to reimburse CDI for) a particular cost of CDI’s performance of an obligation under the Agreement, an amount equal to CDI’s actual, out-of-pocket cost of performing that obligation.

A.1.6
“Confidential Information” means information deemed confidential or proprietary by a party to the Agreement (the “disclosing party”), including information deemed confidential or proprietary by virtue of the disclosing party’s obligations to another Person, that may be disclosed to, acquired by or on behalf of, the other party (the “acquiring party”). The status of information as Confidential Information is not affected by the means of acquisition or disclosure. For example, Confidential Information may be acquired by written, oral, or electronic communication; directly from the disclosing party’s Representative or independent contractor, or indirectly through one or more intermediaries; or by visual observation. Similarly, acquisition or disclosure of information may be either intentional or

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inadvertent without affecting its status as Confidential Information. Notwithstanding anything to the contrary in this Agreement, Confidential Information does not include any information that:

A.1.6.1
Is generally know to the public or becomes generally known to the public by means other than a breach by the acquiring party of a contractual, legal, or fiduciary duty of confidentiality owed to the disclosing party, its Affiliates, its Subcontractors (if applicable), or any of their Representatives;

A.1.6.2	The acquiring party lawfully possessed before acquiring it as a result of this Agreement;

A.1.6.3
Is or becomes available to the acquiring party on a non-confidential basis from a third person that is not bound by any contractual, legal, or fiduciary duty of confidentiality to the disclosing party, to its Affiliates, or to the Representatives of the disclosing party or its Affiliates; or

A.1.6.4	Is independently developed by Representatives of the acquiring party without the benefit or use of disclosing party’s Confidential Information.

A.1.7
“Deliverables” means any materials, articles, substances, models, samples, software, data, records, reports, notices, documents, photographs, video recordings, audio recordings, drawings, designs, specifications, information and the like (whether physical, Electronic, magnetic or other form) that a party is specifically obligated to furnish to the other party or that are identified as Deliverables in this Agreement.

A.1.8	“Electronic” relates to technology having electrical, digital, magnetic, wireless, optical, electromagnetic, or similar capabilities.

A.1.9	“Fault” means any act or omission of negligence, gross negligence; or willful, wanton, or intentional misconduct.

A.1.10
“Governmental Authority” means (i) any national, federal, state, or local government entity, authority, agency, instrumentality, court, tribunal, regulatory commission or other body, either foreign or domestic, whether legislative, judicial, administrative or executive and (ii) any arbitrator to whom a dispute has been presented under government rule or by agreement of the parties with an interest in such dispute.

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A.1.11
“Intellectual Property” means all inventions, original expressions of ideas embodied in a tangible form, copyrights, trademarks, trade secrets, information, know-how, and the like that are afforded (or may be afforded upon action by a Governmental Authority, such as the United States Patent Office) Intellectual Property Rights.

A.1.12
“Intellectual Property Rights” means the property rights or quasi-property rights afforded by patents, copyrights, trademarks, or trade secrets; publicity rights; privacy rights; and moral rights (such as the rights of attribution and integrity).

A.1.13
“Loss” includes losses, damages, costs, or expenses (including interest, penalties, reasonable attorney or accounting fees, and expert witness fees) recoverable at law or in equity, whether sounding in contract, tort, strict liability or other theory.

A.1.14	“Master Agreement” means the body of the document this Exhibit is attached to and all of its Exhibits, excluding any Work Orders.

A.1.15	“Pre-Commercial Cell Work Product and Deliverables” means the Work Product and Deliverables resulting from any Work Order relating to CDI’s pre-commercial cell types.

A.1.16	“Person” includes an individual or a partnership, corporation, association, limited liability company or other form of organization.

A.1.17
“Pro Forma Invoice” means an invoice that will not be processed for payment by Lilly’s accounts payable department, but rather is used for customs entry only and contains “value for customs purposes only”. A Pro Forma Invoice should not contain payment terms, or a payment date.

A.1.18	“Project” means the collection of all the Services and Deliverables CDI is required to furnish under a particular Work Order.

A.1.19	“Project Specifications” means all of the specifications relating to a particular Work Order.

A.1.20	“Proposal” means a proposed Work Order.

A.1.21	“Record” means information of any type (including text, data, code, images, and sound) that is either

A.1.21.1	recorded on paper or other tangible medium, or

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A.1.21.2	recorded on an Electronic medium and retrievable in a perceivable form.

A.1.22	“Representative” means an employee, officer, director, or agent.

A.1.23	“Reprogramming Work Product and Deliverables” means the Work Product and Deliverables resulting from any Work Order relating to CDI’s iPS reprogramming services or custom iPS cell lines

A.1.24	“Services” means the particular services that CDI is obligated to furnish Lilly or that are identified as Services in the Agreement.

A.1.25	“Subcontractor” means any Person that performs any of the obligations of CDI under this Agreement, whether in privity to CDI or in privity to another Subcontractor.

A.1.26
“Tax” or “Taxes” means all taxes, levies, or other like assessments, duties, charges, or fees, including, without limitation, income, gross receipts, excise, ad valorem, property, goods and services, value added (“VAT”), import, export, sales, use, license, payroll, franchise and privilege taxes (whether payable directly or by withholding), together with any interest and any penalties, additions to tax or additional amounts, imposed by state, federal, provincial or foreign government or any subdivision or agency thereof. “Income Tax” means all Taxes (including franchise and privilege taxes) based upon or measured by income or gross receipts over a period of time, excluding any transaction-based gross receipts Tax but including withholding Taxes imposed in lieu of Income Taxes. “Transaction Tax” means all services, VAT, sales, use, transaction-based gross receipts, COFINS, ISS, PIS, China Business Tax and other similar Taxes arising in connection with CDI’s charges to Lilly under this Agreement or a particular transfer of property, goods or services. “Property Tax” means real and personal property ad valorem Taxes and any other Taxes imposed on a periodic basis and measured by the level of any item. “Import or Export Tax” means any import, export, withholding and similar Taxes related to the importation or exportation of any goods or services, Deliverables or Work Product performed under this Agreement.

A.1.27
“Trade Secret” means any information that satisfies the definition of “trade secret” established in either (i) the Economic Espionage Act of 1996, 18 U.S.C. §§ 1831-1839, § 1839(3) or (ii) the Indiana Uniform Trade Secrets Act, Ind. Code § 24-2-3.

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A.1.28
“Work Order” is a contractual commitment meeting the requirements for a Work Order set forth in this Agreement, executed by both Lilly and CDI, that engages the parties to furnish specified Services and Deliverables.

A.1.29
“Work Product” means all articles, materials, goods, information, works of authorship, trademarks, artwork, drawings, text, specifications, calculations, reports, inventions, discoveries, processes, improvements, software and other documentation and materials created, developed, conceived or first reduced to practice under or as a result of the Agreement.

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Exhibit B Requirements for Proposals

B.1	Minimum Requirements

B.1.1	This Exhibit establishes the minimum requirements for every Proposal. Additional content may be included by mutual agreement of the parties.

B.2	Preliminary Information

B.2.1	Each Proposal must:

B.2.1.1	Identify both parties;

B.2.1.2	Contain an unambiguous reference to the Master Agreement.

B.2.1.3	___________________________

B.2.2	Each Proposal may:

B.2.2.1	Specify a date the Work Order that results from the Proposal will take effect.

B.2.2.2	Specify a date the Work Order will expire.

B.2.2.3	___________________________

B.3	Specification of Services and Deliverables

B.3.1	___________________________

B.4	13.4 Lilly’s Responsibilities

B.4.1	If appropriate, the Proposal may describe Lilly’s responsibilities to clarify items that are not included in the Services or Deliverables.

B.5	Compensation

B.5.1	___________________________

B.6	Project Personnel

B.7	Signature

B.7.1	Each Proposal must be signed by an authorized Representative of CDI.

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Exhibit C Compensation

C.1	Compensation Structure

C.1.1	The Compensation for each Project will be:

C.1.1.1	A fixed fee as describe in Section C.2;

C.1.1.2	An hourly fee as described in Section C.3;

C.1.1.3	An hourly fee as described in Section C.3, subject to an estimated amount as described in Section C.5;

C.1.1.4	Plus the reimbursement of expenses as described in Section C.4, IF agreed upon in the applicable Work Order.

C.2	Fixed Fee

C.2.1	The amount of a fixed fee is established by the applicable Work Order.

C.2.2
By executing the Work Order, CDI represents a good-faith belief and professional opinion that the Project (or relevant part) can be fully performed for the fixed fee, that it has adequate information to form that belief and opinion, and that it accepts the risk that its own cost of performance may exceed the fixed fee.

C.3	Hourly Fee

C.3.1	The amount of an hourly fee is calculated by multiplying the number of CDI’s compensable hours by the applicable hourly rate.

C.3.2
A “compensable hour” includes only the time that a compensable Worker works directly on the Project. To avoid misunderstanding, Lilly and CDI acknowledge that none of the following roles or functions qualifies as work attributable to a Project, and thus, hours spent serving these roles or functions are not compensable hours.

C.3.2.1	Accounting, bookkeeping, accounts payable, accounts receivable, account collection, audits.

C.3.2.2	Data processing or information technology support services.

C.3.2.3	Human resources.

C.3.2.4	Executive, management, and supervisory functions,

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C.3.2.5	Secretarial, clerical, or administrative assistance.

C.3.2.6	Legal services.

C.3.3	The following Workers are compensable at the hourly rates listed below when working directly on the Project.

Compensable Worker	Hourly rate

C.3.4
A Work Order may designate other compensable Workers and their corresponding hourly rates, but only if the parties agree that the Project requires the services of one or more Workers not designated in the above table. No Workers other than those listed above or designated in a Work Order are compensable.

C.4	Reimbursable Project Expenses

C.4.1
Subject to the following restrictions and conditions, Lilly will reimburse CDI only for its actual, reasonable, proper, out-of-pocket expenses directly attributable to the Project (with no additional overhead, profit margin, administrative charges, handling fees, or other markup.

C.4.2
Lilly will not reimburse CDI for expenses arising from CDI’s use of Subcontractors (subject this Agreements restrictions and conditions on the use of Subcontractors) in excess of the amount Lilly would have compensated CDI had it furnished the subcontracted Services and Deliverables itself.

C.4.3
Reimbursable expenses will be reduced to reflect all discounts available to CDI from the third-party suppliers (including, without limitation discounts for early payment, provided CDI receives funds prior to the discount date) whether or not CDI actually takes advantage of the discount.

C.4.4	Travel expenses are not reimbursable unless permitted in the Work Order.

C.4.5	Examples of expenses that are not reimbursable include:

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Accounting or legal expenses	Rent, utilities, maintenance, depreciation
Insurance (including insurance CDI is required to maintain under this Agreement)	Telephone, telefaxes, teleconference or videoconference services, postage, messenger or delivery services, office supplies
Business development (including development of business with Lilly)	Information technology, data processing, internet services
Employee benefits or HR services	Executive, management, or supervisory services
Secretarial, clerical or administrative, general office services

C.5	Effect of an Estimated Amount

C.5.1
A Work Order may state an estimated amount for the total Compensation (or any specified part or combination of parts of the Compensation) that Lilly will owe CDI for full performance of the Project (or any relevant part).

C.5.2
By executing the Work Order, CDI represents a good-faith belief and professional opinion that the Project (or relevant part) can be fully performed within the estimated amount and that it has adequate information to form that belief and opinion.

C.5.3
If CDI later believes that the Services for the Project cannot be completely performed without exceeding the estimated amount, CDI will curtail its work to mitigate further cost to Lilly while preserving the value of any work already completed. CDI will give Lilly prompt written notice that it believes the Project cannot be completed within the estimated amount, the reasons for that belief, the amount of compensation already accrued, and a new good-faith estimate for completing the Project. The notice constitutes an offer to amend the Work Order to replace the old estimated amount with the new.

C.5.4
Lilly has the option to accept the offer to amend the Work Order or to cancel the Work Order immediately (with any notice period otherwise required being waived). Until Lilly exercises its option, CDI will take commercially reasonable measures to mitigate further costs to Lilly while preserving the value of any work already completed.

C.5.5
In no event does CDI have any obligation to proceed with the Project after the estimated amount is reached. In no event does Lilly have any responsibility to pay CDI any compensation in excess of the lower of: (i) the estimated amount; or (ii) the amount of compensation accrued at the

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time CDI believed or reasonably should have believed the Project could not be completed within the estimated amount.

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Exhibit D Diverse Business Enterprises

MBE	Minority business enterprises certified as such by an affiliate of the National Minority Supplier Development Council, Inc, Certification requirements can be found at www.nmsdc.org.
WBE
Women business enterprises meeting the requirements for certification as such by the Women’s Business Enterprise National Council. See www.wbenc.org for requirements. Actual certification desirable but not required.

WOSB	Women-owned small business concerns as defined in 48 CFR 2.101 (at least 51% owned by women with management and daily business operations controlled by one or more women).
SDB	Small disadvantaged business concerns as defined in 48 CFR 2.101 (which requires certification by the Small Business Administration under 13 CFR part 124 subpart B).
SB	As determined by SBA regulations, Participants, as defined in 13 CFR 124.3, in the section Small Business Administration’s Section 8(a) business development program of 13 CFR part 124 subpart A.
VBE
Veteran-owned small business concerns as defined in 48 CFR 2.101 (at least 51% owned by veterans with management and daily business operations controlled by one or more veterans). Self-certification is acceptable.

DVBE
Service-disabled veteran-owned small business concerns as defined in 48 CFR 2.101 (veterans with service-connected disability Own at least 51% and control management and daily business operations). Self-certification is acceptable.

HUB	HUBZONE small business concerns as defined in 48 CFR 2.101 (based on census tract information, economic data, and unemployment rates in a particular geographic area).
8A Participants	Participants, as defined in 13 CFR 124.3, in the Small Business Administration’s Section 8(a) business development program of 13 CFR part 124 subpart A.
HBCC/MI
Historically black colleges and universities or minority institutions, each as defined in 48 CFR 2.101. A recent list of HBCU and post-secondary MI is available at http://www.ed.gov/about/inits/list/whhbcu/edlite-list.html.

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Exhibit E Insurance

E.1	E.1 Required Policies

E.1.1
CDI will maintain, or will cause its Affiliates and Subcontractors to maintain, all insurance policies described in Table E-1 (below) covering all activities related to this Agreement on the part of CDI, its Affiliates, its Subcontractors, their respective Representatives, and anyone else for whose acts or omissions CDI may be liable.

E.1.2	CDI will maintain, or will cause others to maintain, umbrella liability insurance of no less than $1,000,000 following form with the policies required by Table E-1.

E.1.3	Each policy will be underwritten by an insurer rated A, XV or better by A.M. Best Co. and (except to the extent prohibited by Applicable Law) contain a waiver of subrogation in favor of Lilly.

E.1.4	Each policy other than workers’ compensation policies will name Lilly as an additional insured.

E.2	E.2 Certificates of Insurance

E.2.1
CDI will cause the underwriter of each policy to furnish Lilly a certificate of insurance for each insurance policy required by this Exhibit. The certificate will contain the insurer’s assurance that it will endeavor to notify Lilly at least thirty (30) days in advance of canceling the policy. Such certificates must be furnished to Lilly before CDI begins performance under this Agreement and again upon renewal or replacement of any policy required by this Exhibit.

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Table E-1

Type of insurance coverage	Minimum Limit	Maximum Deductible or Self-Insured Retention
Commercial General Liability
General, other than Products-Completed Operations	$2,000,000 aggregate
Products-Completed Operations	$1,000,000 aggregate	$2500 per occurrence
Personal and Advertiser’s Injury	$1,000,000 aggregate
	$1,000,000 per occurrence	$2500 per occurrence
Fire Damage	$50,000 per occurrence	$2500 per occurrence
Workers’ Compensation
Entire Policy	As required by Applicable Law	As permitted by Applicable Law
Employer’s Liability
Accidental	$500,000 per accident	$2500 per accident
Disease	$500,000 per employee	$2500 per employee
$500,000 aggregate
Automobile Liability
If the policy has split limits:
Bodily Injury:	$500,000 per individual	$2500 per individual
	$1,000,000 per accident	$2500 per accident
Property Damage	$1,000,000 per accident	$2500 per accident
If the policy has a single combined limit:
Entire policy	$1,000,000 per accident	$2500 per accident

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Exhibit F Quality Standards

F.1	Lilly’s quality standards, along with the high level expectations for each standard, are listed below:

F.1.1	Facility / Organization

F.1.1.1	Facility is suitable for the intended use.

F.1.1.2	Facility is adequately protected for the work that is to be performed.

F.1.1.3	Risk to continuation of the business identified and minimized in order to restore normal business operation.

F.1.2	Contracts / Work Agreements

F.1.2.1	Legally binding work agreements are established.

F.1.3	Personnel

F.1.3.1	Personnel for study/project support are qualified and can perform study/project tasks to meet expectations, e.g., curriculum vitae, training records, education records, experiences, etc.

F.1.4	Equipment

F.1.4.1	Equipment is adequate to meet the deliverables’ expectations.

F.1.5	Computer Systems

F.1.5.1	Computer systems are adequate to meet the deliverables’ expectations

F.1.6	Test Material

F.1.6.1
Test materials must be identified, characterized and stored appropriately to ensure that they are suitable for the research purpose. Upon project completion or termination, all materials should be disposed of appropriately.

F.1.7	Biological Sample Integrity

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F.1.7.1	Biological sample life cycle is managed to ensure integrity of their properties.

F.1.8	Record / Data / Notebook Management

F.1.8.1	Data is managed to ensure accuracy, completeness and retrievability.

F.1.8.2	Storage areas for essential documents are configured such that the documents are identifiable, retrievable and protected. This includes both short-term and archival storage.

F.1.9	Reports

F.1.9.1	All data included in reports must be reviewed to ensure that the reports accurately reflect the data.

F.1.10	In Vitro Assay

F.1.10.1	In vitro assays are performed in a manner that meets scientific and statistical principals and requirements as defined in the work agreements.

F.1.11	In Vivo Assay

F.1.11.1	In vivo assays arc performed with a study design and data analysis plan that meets scientific and statistical principals and requirements.

F.1.12	Quality Systems

F.1.12.1	Mechanisms exist to help personnel clearly understand their roles and responsibilities, e.g. work instructions, guidance documents, work plans, protocols, requirements, SOPs.

F.1.12.2	Quality Control processes exist to show specifications are met.

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Xerox WorkCentre Network Scanning Confirmation Report	XEROX

Jobs Details:	Job Status: 1 out of 1 filed successfully.

Job Information		Destination 1:	Status………………	SUCCESS
Device Name:	XRX0000AA510A09	Status Details:
Submission Date:	12/07/10	Friendly Name:	Procurement
Submission Time:	10:45 AM	Server Name:	40.1.214.30:21
		Path:	avian/PROC_SCANNING/grossmanc
Template Information		Protocol:	FTP
Name:	Grossman_C.xst	Filing Policy:	NEW_AUTO-GENERATE
Owner:		Document Name:	CDI_MSA
Description:

File Settings		Destination 2:	Status………………	SUCCESS
Format:	Image-Only PDF	Status Details:
Images Filed:	30	Friendly Name:
Bytes Filed:	733467	Server Name:
		Path:
Scan Settings		Protocol:
Images Scanned:	30	Filing Policy:
Original Type:	MIXED	Document Name:
Original Size:	AUTO
Auto Exposure:	0	Destination 3:	Status………………
Lighten/Darken:	4	Status Details:
Contrast:	4	Friendly Name:
Sharpness:	4	Server Name:
Sides Imaged:	TWO SIDED	Path:
Resolution:	RES 300 x 300	Protocol:
Bits per Pixel:	1	Filing Policy:
Output Color:	BLACK_AND_WHITE	Document Name:
Compression Quality:	128
Compression	MRC_2LAYER_MULTI	Destination 4:	Status………………
		Status Details:
		Friendly Name:
		Server Name:
		Path:

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Protocol:
Filing Policy:
Document Name:

Destination 5:	Status………………
Status Details:
Friendly Name:
Server Name:
Path:
Protocol:
Filing Policy:
Document Name:

Destination 6:	Status………………
Status Details:
Friendly Name:
Server Name:
Path:
Protocol:
Filing Policy:
Document Name:

Copyright (c) 1993-2007 Xerox Corporation. All Rights Reserved.

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Company Confidential
Work Order for CDI & Eli Lilly:
(****)
This Work Order is subject to the Master Laboratory Services Agreement between Eli Lilly and Company, an Indiana corporation (“Lilly”), and Cellular Dynamics International Inc., having its principal place of business at University Research Park, 525 Science Drive, Suite 200, Madison, WI 53711 (“CDI”), effective November 22, 2010.
Objective
To demonstrate (****).
CDI shall appoint Susan DeLaura as the CDI project manager for this Work Order and Lilly shall appoint Jeffrey Dage as the Lilly project manager for this Work Order.
The project managers shall be responsible for (i) overseeing the conduct of the Work Plan, (ii) modifying the Work Plan in light of new data or research difficulties, (iii) identification of the Pre-commercial Cell Work Product and Deliverables (as defined in the Master Laboratory Services Agreement), and (vi) addressing any issues that arise from the conduct of the research that are not expressly addressed in the Work Plan. The project managers shall mutually agree in connection with the responsibilities listed above.

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Company Confidential

Stage	Parameter	Experimental Objective & Study Detail	Responsible	Deliverables & Assessment	Timeline & Milestones & Milestone Payments
(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)

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Company Confidential

Stage	Parameter	Experimental Objective & Study Detail	Responsible	Deliverables & Assessment	Timeline & Milestones & Milestone Payments
(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)

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Company Confidential

Stage	Parameter	Experimental Objective & Study Detail	Responsible	Deliverables & Assessment	Timeline & Milestones& Milestone Payments
(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)

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Company Confidential

Stage	Parameter	Experimental Objective & Study Detail	Responsible	Deliverables & Assessment	Timeline & Milestones& Milestone Payments
(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)

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Company Confidential

Stage	Parameter	Experimental Objective & Study Detail	Responsible	Deliverables & Assessment	Timeline & Milestones& Milestone Payments
(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)
(****)				(****)	(****)

CDI will provide additional vials of cells as needed to complete the goals of the project upon the mutual agreement of the CDI project manager and Lilly project manager. The (****) are being provided without any warranties of any kind, express or implied, including any warranty of merchantability or fitness for a particular purpose or any other implied warranties, other than those warranties expressly provided for in the Master Laboratory Services Agreement.
All publications relating primarily to the results of this Work Order shall be submitted to the other party for review unless otherwise permitted under the Master Services Laboratory Agreement. Each party shall have one (1) month to review and object to the proposed publication. If Lilly and/or CDI object to the
Company Confidential

proposed publication because it contains information of the objecting party that is or will be the subject of a patent filing, then the other party shall delay the publication for a minimum of six (6) months. Notwithstanding the above, Lilly does not have to submit to CDI any publications that relate solely to Lilly Confidential Information or Lilly Property.
The parties recognize that disputes as to certain matters may from time to time arise during the course of the Work Order which relate to either party’s rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Work Order In an expedient manner by mutual cooperation. The parties agree that prior to any litigation concerning this Work Plan and upon written notice by one party to the other party requesting such effort in accordance herewith, a member of Lilly’s senior management and an authorized senior representative of CDI will meet in person or by video-conferencing in a good faith effort to resolve any disputes if any dispute has not been resolved pursuant to such good faith efforts within sixty (60) days of the notice by a party to initiate such efforts, then either party shall be free to pursue other remedies.
This Work Order shall become binding pursuant to the Master Laboratory Services Agreement upon the execution hereof. This Work Order shall become effective as of the later of the dates listed below and shall expire upon the completion of the applicable Milestones, Milestone Payments and Deliverables listed in the Work Order

ELI LILLY AND COMPANY		CELLULAR DYNAMICS INTERNATIONAL INC.
By: /s/ Cora Sue Grossman	Cora Sue Grossman Associate Consultant,	By: /s/ Thomas Palay
Printed Name: Cora Sue Grossman	Eli Lilly and Co.	Printed Name: Thomas Palay
Date:	I am approving this document 2010.12.07 10:06:22-05'00'	Title: President Date: 12/6/10

9277331_1

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